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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-65464, 33-65472, and 33-65478) of VTEL
Corporation of our report dated September 22, 1998, which appears in this Annual Report on Form 10-K/A.



PricewaterhouseCoopers LLP

Austin, Texas
May 3, 1999